SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 14, 2004


                             HENNESSY ADVISORS, INC.
             (Exact name of registrant as specified in its charter)


        California                       000-49872              68-0176227
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                    File No.)          Identification No.)


750 Grant Avenue, Suite 100
Novato, California                                                 94945
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:   (415) 899-1555


          (Former name or former address, if changed since last report)




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Item 2.01 Results of Operations and Financial Condition

          The registrant has issued an earnings release for the fiscal year ended September 30, 2004, which is included herein as Exhibit 99.1.






Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

              Exhibit 99.1 Earnings release issued December 14, 2004, by Hennessy Advisors, Inc., for the fiscal year ended September 30, 2004.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HENNESSY ADVISORS, INC.


December 14, 2004                       By:    /s/ Neil J. Hennessy
                                           ----------------------------------
                                               Neil J. Hennessy
                                               President





                                  EXHIBIT INDEX


Exhibit 99.1 Earnings release issued December 14, 2004, by Hennessy Advisors, Inc., for the fiscal year ended September 30, 2004.








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